UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008 (March 26, 2008)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K of Amedisys, Inc. (the “Company”) filed with the Securities and Exchange Commission on March 27, 2008, to include the historical financial statements of TLC Health Care Services, Inc. (“TLC”), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X. Except for the filing of the financial statements required by Item 9.01 hereof, this Current Report on Form 8-K is not being amended or updated in any other manner.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(i)	Audited consolidated balance sheets of TLC and subsidiaries as of March 31, 2007 and 2006, and the related audited consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for each of the years in the two-year period ended March 31, 2007, and for the period February 15, 2005 to March 31, 2005 (“Successor” as defined in Note 1 of Exhibit 99.1) and the period April 1, 2004 to February 14, 2005 (“Predecessor” as defined in Note 1 of Exhibit 99.1) and notes thereto are filed herewith as Exhibit 99.1, and are incorporated herein in their entirety by reference.

(ii)	Uaudited condensed consolidated balance sheets of TLC and subsidiaries as of December 31, 2007 and March 31, 2007, the related unaudited condensed consolidated statements of operations for each of the three and nine-month periods ended December 31, 2007 and 2006, and the consolidated statements of cash flows for each of the nine-month periods ended December 31, 2007 and 2006 and notes thereto are filed herewith as Exhibit 99.2, and are incorporated herein in their entirety by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma condensed consolidated income statement for the twelve-month period ended December 31, 2007, and the notes to the unaudited pro forma condensed consolidated financial information are filed herewith as Exhibit 99.3, and are incorporated herein in their entirety by reference.

(c)	Shell Company Transactions.

Not applicable

(d)	Exhibits.

*2.1	Purchase and Sale Agreement dated February 18, 2008, by and among Amedisys, Inc., Amedisys TLC Acquisition, L.L.C., TLC Health Services, Inc., TLC Holdings I, Corp. (“Holdco”) and the securityholders of TLC and Holdco.

*2.2	First Amendment to Purchase and Sale Agreement dated March 25, 2008, by and among Amedisys, Inc., Amedisys TLC Acquisition, L.L.C., TLC Health Services, Inc., Holdco and Arcapita Inc., as Sellers’ Representative on behalf of the securityholders of TLC and Holdco.

*4.1	Note Purchase Agreement dated March 25, 2008 among Amedisys, Inc., Amedisys Holding, L.L.C. relating to the issuance and sale of (a) $35,000,000 aggregate principal amount of their 6.07% Series A Senior Notes due March 25, 2013 (b) $30,000,000 aggregate principal amount of their 6.28% Series B Senior Notes due March 25, 2014 and (c) $35,000,000 aggregate principal amount of their 6.49% Series C Senior Notes due March 25, 2015.

*4.2	Form of Series A Note due March 25, 2013 (attached as Exhibit 1 to the Note Purchase Agreement filed as Exhibit 4.1 to this Current Report on form 8-K).

*4.3	Form of Series B Note due March 25, 2014 (attached as Exhibit 2 to the Note Purchase Agreement filed as Exhibit 4.1 to this Current Report on form 8-K).

*4.4	Form of Series C Note due March 25, 2015 (attached as Exhibit 3 to the Note Purchase Agreement filed as Exhibit 4.1 to this Current Report on form 8-K).

*10.1	Credit Agreement dated March 26, 2008 among the Amedisys, Inc., Amedisys Holding, L.L.C., the Lenders party thereto from time to time, JPMorgan Securities Inc. and UBS Securities LLC, as Co-Lead Arrangers and Joint Book Runners, Fifth Third Bank and Bank of America, N.A., as Co-Documentation Agents, Oppenheimer & Co. Inc. and UBS Securities LLC, as Co-Syndication Agents.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated balance sheets of TLC and subsidiaries as of March 31, 2007 and 2006, and the related audited consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for each of the years in the two-year period ended March 31, 2007, and for the period February 15, 2005 to March 31, 2005 (“Successor” as defined in Note 1 of Exhibit 99.1) and the period April 1, 2004 to February 14, 2005 (“Predecessor” as defined in Note 1 of Exhibit 99.1) and notes thereto.

99.2	Uaudited condensed consolidated balance sheets of TLC and subsidiaries as of December 31, 2007 and March 31, 2007, the related unaudited condensed consolidated statements of operations for each of the three and nine-month periods ended December 31, 2007 and 2006, and the consolidated statements of cash flows for each of the nine-month periods ended December 31, 2007 and 2006 and notes thereto.

99.3	The unaudited pro forma condensed consolidated income statement for the twelve- month period ended December 31, 2007 and the notes to the unaudited pro forma condensed consolidated financial information.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC. (Registrant)

By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer and Duly Authorized Officer

DATE: May 20, 2008

AMEDISYS, INC.

EXHIBIT INDEX

Exhibit No.	Description

*2.1	Purchase and Sale Agreement dated February 18, 2008, by and among Amedisys, Inc., Amedisys TLC Acquisition, L.L.C., TLC Health Services, Inc., TLC Holdings I, Corp. (“Holdco”) and the securityholders of TLC and Holdco.

*2.2	First Amendment to Purchase and Sale Agreement dated March 25, 2008, by and among Amedisys, Inc., Amedisys TLC Acquisition, L.L.C., TLC Health Services, Inc., Holdco and Arcapita Inc., as Sellers’ Representative on behalf of the securityholders of TLC and Holdco.

*4.1	Note Purchase Agreement dated March 25, 2008 among Amedisys, Inc., Amedisys Holding, L.L.C. relating to the issuance and sale of (a) $35,000,000 aggregate principal amount of their 6.07% Series A Senior Notes due March 25, 2013 (b) $30,000,000 aggregate principal amount of their 6.28% Series B Senior Notes due March 25, 2014 and (c) $35,000,000 aggregate principal amount of their 6.49% Series C Senior Notes due March 25, 2015.

*4.2	Form of Series A Note due March 25, 2013 (attached as Exhibit 1 to the Note Purchase Agreement filed as Exhibit 4.1 to this Current Report on form 8-K).

*4.3	Form of Series B Note due March 25, 2014 (attached as Exhibit 2 to the Note Purchase Agreement filed as Exhibit 4.1 to this Current Report on form 8-K).

*4.4	Form of Series C Note due March 25, 2015 (attached as Exhibit 3 to the Note Purchase Agreement filed as Exhibit 4.1 to this Current Report on form 8-K).

*10.1	Credit Agreement dated March 26, 2008 among the Amedisys, Inc., Amedisys Holding, L.L.C., the Lenders party thereto from time to time, JPMorgan Securities Inc. and UBS Securities LLC, as Co-Lead Arrangers and Joint Book Runners, Fifth Third Bank and Bank of America, N.A., as Co-Documentation Agents, Oppenheimer & Co. Inc. and UBS Securities LLC, as Co-Syndication Agents.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited consolidated balance sheets of TLC and subsidiaries as of March 31, 2007 and 2006, and the related audited consolidated statements of operations, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for each of the years in the two-year period ended March 31, 2007, and for the period February 15, 2005 to March 31, 2005 (“Successor” as defined in Note 1 of Exhibit 99.1) and the period April 1, 2004 to February 14, 2005 (“Predecessor” as defined in Note 1 of Exhibit 99.1) and notes thereto.

99.2	Uaudited condensed consolidated balance sheets of TLC and subsidiaries as of December 31, 2007 and March 31, 2007, the related unaudited condensed consolidated statements of operations for each of the three and nine-month periods ended December 31, 2007 and 2006, and the consolidated statements of cash flows for each of the nine-month periods ended December 31, 2007 and 2006 and notes thereto.

99.3	The unaudited pro forma condensed consolidated income statement for the twelve- month period ended December 31, 2007 and the notes to the unaudited pro forma condensed consolidated financial information.

*	Previously filed